STRAIGHTPATH

CONNECTING PEOPLE WITH INTEGRITY

Straight Path Communications Inc.
(NYSE MKT: STRP)

Investor Presentation
February 2015

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Straight Path Communications Inc.'s future performance;
- projections of Straight Path Communications Inc.'s results of operations or financial condition;
- statements regarding Straight Path Communications Inc.'s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Straight Path Communications Inc.'s current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Straight Path Communications Inc.'s control. Such known and unknown risks, uncertainties and other factors may cause Straight Path Communications Inc.'s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements. These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Straight Path Communications Inc.'s filings made with the Securities and Exchange Commission. Straight Path Communications Inc. cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and neither Straight Path Communications Inc. is not under any obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

STRP Market Stats

STRAIGHTPATH


3 Month
02/24/15
$25.00
24.00
23.00
22.00
21.00
20.00
19.00
18.00
17.00
16.00
15.00
December
2015
February
Volume
EDGAR Online
297.16 Th
247.63
198.10
148.58
99.05
49.53
December
2015
February
Click on the chart to view the underlying data.

Stock Info *(as of market close 2/24/15)*

Price: $18.18 - Market Cap: $217.25MM - Shares Outstanding: 11.95MM

SP-Spectrum Quick Facts

STRAIGHTPATH

- Largest Spectrum Holdings in US (appx. 250Bn MHz-pop) (mmWave)
- Nationwide 39 GHz (38.6 – 40)
- Average 833 MHz in top 30 markets
- SPS has 828 EA licenses (96% of active EA licenses)
- SPS holds 12.5% of LMDS A; including SF, NYC, ORL
- Licenses acquired at auction (1998, 2000) for appx. $200MM
- Current operations limited to fixed



39 GHZ LICENSES UP TO 200 MHZ
39 GHZ LICENSES 300-500 MHZ
39 GHZ CHANNELS 600 MHZ OR MORE

SP-Spectrum At a Glance

STRAIGHTPATH

Potential Appreciation
With Each New
Opportunity
(Utility=Value)

Near term
- -Backhaul
- -PTP→PMP
- -Fixed Access

Mid term
- -Small Cell BH
- -NLOS
- -PMP

Long term
- -5G, Mobility
- -NOI (FCC)
- -3GPP

Potential Appreciation With New Technology (& Demand)

STRAIGHTPATH

- **PTP → PMP**
  - Great Operator Economics (1→30 vs. 1→1)
  - Great Spectrum Economics (Area vs. Path)
  - Common Carrier Cannot Compete (PTP only)
  - Currently Available In LMDS A; 39 GHz Anticipated Within 18 months
- **Macro → Small Cells**
  - More Cells Need To Be Backhauled
  - Fiber To New Sites Often Cost Prohibitive
  - Test Beds & Joint Sales Anticipated F2015-16
- **Fixed → Mobile**
  - Thousands of Sites → Billions of Devices
  - Mbps (LTE) → Gbps (5G)
  - Fraction of Penny → Dollars
  - NOI Comments & Reply Comments ("overwhelming support") Submitted; Now Push For NPRM F2015-16

SP-IPGroup Licensing & Assertions
($18.25MM Net Proceeds to date)
Major Infringers On Notice

STRAIGHTPATH
CONNECTING PEOPLE WITH INTEGRITY

NETFLIX
HUAWEI
AmTRAN
瑞軒科技股份有限公司
SONY
bandwidth
Google
TELESPHERE
BUSINESS TELECOMMUNICATIONS. SIMPLIFIED.
SHARP
vocalocity
powering small business
BlackBerry
Vonage
Panasonic
ZTE中兴
AVAYA
hulu
CISCO
verizon
amazon
LG
SAMSUNG
VIZIO
TOSHIBA

PTAB Decision & Strategy

STRAIGHTPATH

Declared 17 claims in '704 unpatentable

- Construed 3 terms:
- "On-line"/ "connected to the computer network"
- "Upon connection"
- "Point to point"

Appeal at Federal Circuit Court of Appeals:

- On-line vs. Being registered
- Process vs. Computer
- Opportunity to receive binding claim construction
- Cases have been stayed or dismissed w/o prejudice during the appeal and IPR's
- Filed opposition to 6 IPR petitions